UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 15, 2015

EXTENDED STAY AMERICA, INC.

ESH HOSPITALITY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware Delaware	001-36190 001-36191	46-3140312 27-3559821
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11525 N. Community House Road, Suite 100

Charlotte, North Carolina 28277

(Address of Principal Executive Offices) (Zip Code)

(980) 345-1600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 15, 2015, ESH Hospitality, Inc. (“ESH REIT”), a subsidiary of Extended Stay America, Inc. (the “Corporation” and together with ESH REIT, the “Company”), closed an offering of $500 million aggregate principal amount of 5.25% senior notes due 2025 (the “Notes”). The offering was conducted pursuant to Rule 144A and Regulation S of the Securities Act of 1933, as amended (the “Securities Act”), and the Notes have not been registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

Also on May 15, 2015, in connection with the offering, ESH REIT and certain of its subsidiaries entered into an Indenture with respect to the Notes.

Indenture

ESH REIT and certain of its subsidiaries entered into an indenture (the “Indenture”) with Deutsche Bank Trust Company Americas, as trustee (“Trustee”), pursuant to which ESH REIT issued the Notes at a price equal to 100% of their face value. Pursuant to the Indenture, the Notes have the following terms, among others:

Interest – The Notes bear interest at a rate of 5.25% per year, payable semi-annually in arrears on May 1 and November 1 of each year, commencing on November 1, 2015.

Maturity – The Notes will mature on May 1, 2025, unless earlier redeemed or repurchased.

Guarantees – The Notes are fully and unconditionally guaranteed, jointly and severally, on an unsecured basis by Extended Stay LLC (“ES LLC”) and CP ESH Investor, LLC (“CP ESH”), which are ESH REIT’s subsidiaries that guarantee ESH REIT’s $250.0 million revolving credit facility (the “ESH REIT Revolving Credit Facility”) and ESH REIT’s $375.0 million term loan facility (the “2014 Term Loan”) as of the issue date of the Notes, and any other subsidiary of ESH REIT that is required to become a guarantor of the ESH REIT Revolving Credit Facility, the 2014 Term Loan or certain other future indebtedness after the issue date of the Notes. Each guarantee will rank equally in right of payment with such guarantor’s existing and future senior unsecured indebtedness and senior in right of payment to all future subordinated indebtedness, if any, of such guarantor. The Notes will be effectively junior to any secured indebtedness of any guarantor to the extent of the value of the assets securing such indebtedness. The Notes are not being issued by and will not be guaranteed by the Corporation or its subsidiaries that lease or manage ESH REIT’s properties.

Ranking – The Notes will be ESH REIT’s general unsecured senior obligations, ranking equally in right of payment with its existing and future senior unsecured indebtedness, including the ESH REIT Revolving Credit Facility and the 2014 Term Loan, and senior in right of payment to all of ESH REIT’s future subordinated indebtedness, if any. The Notes will be effectively junior to any of ESH REIT’s secured indebtedness to the extent of the value of the assets securing such indebtedness and structurally subordinated to all indebtedness and other obligations of its subsidiaries that do not guarantee the Notes.

Optional Redemption – At any time prior to May 1, 2020, ESH REIT may redeem the Notes, in whole or in part, at a redemption price equal to (i) 100% of the principal amount, plus (ii) accrued and unpaid interest up to, but excluding, the redemption date, and (iii) a make-whole premium. On or after May 1, 2020, ESH REIT may redeem the Notes, in whole or in part, at a redemption price equal to (i) 102.625% of the principal amount from May 1, 2020 to April 30, 2021, (ii) 101.750% of the principal amount from May 1, 2021 to April 30, 2022, (iii) 100.875% of the principal amount from May 1, 2022 to April 30, 2023 and (iv) 100.000% of the principal amount of the Notes from May 1, 2023 and thereafter, in each case plus accrued and unpaid interest to the redemption date. In addition, at any time prior to May 1, 2018, ESH REIT may, subject to certain conditions, redeem up to 35% of the aggregate principal amount of the Notes at 105.25% of the principal amount thereof, plus accrued and unpaid interest up to, but excluding, the redemption date, with the net cash proceeds of certain equity offerings. However, ESH REIT may only make such redemptions if at least 65% of the original aggregate principal amount of Notes issued under the Indenture remains outstanding immediately after the occurrence of such redemption.

Repurchase Obligations – If a Change of Control (as defined in the Indenture) of ESH REIT occurs, holders of the Notes may require ESH REIT to repurchase all or part of their Notes at a price of 101% of the principal amount thereof, plus accrued and unpaid interest up to, but excluding, the repurchase date.

Covenants – The Indenture contains covenants that, among other things, limit ESH REIT’s ability and the ability of certain of its subsidiaries (its “Restricted Subsidiaries”) (i) to incur secured or unsecured indebtedness, (ii) to create or incur a lien on any of ESH REIT’s assets (iii) to pay dividends or distributions on its equity interests or redeem or repurchase equity interests, (iv) to make certain investments or other restricted payments, (v) to sell equity interests in the Restricted Subsidiaries, (vi) to enter into agreements limiting the ability of the restricted subsidiaries to pay dividends or make certain transfers and other payments to ESH REIT or to its Restricted Subsidiaries, (vii) to enter into transactions with affiliates, (viii) to issue guarantees of debt, (ix) to sell assets and (x) to merge, consolidate or transfer all or substantially all of their assets. These covenants and definitions contain important exceptions, limitations and qualifications set forth in the Indenture. If and for so long as the Notes are rated investment grade by Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Group, certain covenants will be suspended with respect to the Notes and the subsidiary Note guarantees will be released. The covenants are subject to a number of important qualifications and exceptions under the Indenture.

Events of Default – The Indenture also contains customary events of default including, but not limited to, nonpayment, breach of covenants, and payment or acceleration defaults in certain other indebtedness of ESH REIT or certain of its subsidiaries. Upon an event of default, either the holders of the Notes or the Trustee may declare the Notes immediately due and payable, or in certain circumstances, the Notes automatically will become due and immediately payable.

A copy of the Indenture is attached to this Current Report on Form 8-K as Exhibit 4.1 and incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to Exhibit 4.1.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 above is incorporated herein by reference.

Item 3.03.	Material Modifications to Rights of Security Holders.

The disclosure contained in Item 1.01 above is incorporated herein by reference. The Indenture described in Item 1.01 contains covenants that restrict ESH REIT’s ability to take certain actions, including the payment of dividends in certain circumstances.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

4.1	Indenture, dated May 15, 2015, by and among ESH Hospitality, Inc., certain subsidiaries of ESH Hospitality, Inc. and Deutsche Bank Trust Company Americas.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTENDED STAY AMERICA, INC.

By:	/s/ John R. Dent
Name:	John R. Dent
Title:	General Counsel

ESH HOSPITALITY, INC.

By:	/s/ John R. Dent
Name:	John R. Dent
Title:	General Counsel

Date: May 18, 2015